UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 16, 2005

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Bullitt Lane, Suite 450, Louisville, Kentucky	40222

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     502/329-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)     On March 16, 2005, the Company announced that on March 1, 2005, the Board of Directors appointed Robert B. Sanders, 47, as Group Vice President with operating responsibilty for the Company's electronics group, commencing March 28, 2005. Mr. Sanders served as General Manager and Site Executive for the Defense & Space Electronics Systems division of Honeywell since 2000. From 1997 to 2000, he served as Deputy Director Product Development for ITT Industries, a diversified engineering and manufacturing company with expertise in defense electronics and services.

A copy of the press release announcing Mr. Sanders' appointment is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits

Exhibit	Description

99.1	Press Release issued March 16, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYPRIS SOLUTIONS, INC.
March 16, 2005	By: /s/ David D. Johnson David D. Johnson Vice President and Chief Financial Officer